Fourth Quarter and Full Year 2017 February 22, 2018

2 This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning Shutterstock, Inc’s (the “Company’s”) current expectations and guidance for the full year 2018. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date made, and readers are cautioned not to place undue reliance on such statements. You should read our public filings with the Securities and Exchange Commission, including the Risk Factors set forth therein, for additional regarding factors that may cause actual results to materially differ. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Forward-Looking Statements

3 In addition to reporting financial results in accordance with accounting principles generally accepted in the United States (GAAP), we also refer to adjusted EBITDA, adjusted net income, revenue growth on a constant currency basis, adjusted EBITDA margin, adjusted EBITDA growth on a constant currency basis and free cash flow. We define adjusted EBITDA as net income adjusted for foreign currency transaction gains and losses, expenses related to long-term incentives and contingent consideration related to acquisitions, interest income and expense, income taxes, depreciation, amortization, disposals and non-cash equity-based compensation; adjusted net income as net income excluding the impact of one-time tax charges related to the enactment of the TCJA, the impact of non-cash equity-based compensation, the amortization of acquisition-related intangible assets and expenses related to long-term incentives and contingent consideration related to acquisitions and the estimated tax impact of such adjustments; revenue growth on a constant currency basis (expressed as a percentage) as the increase in current period revenues over prior period revenues, utilizing fixed exchange rates for translating foreign currency revenues for both periods; adjusted EBITDA margin (expressed as a percentage) as the ratio of adjusted EBITDA to revenue; adjusted EBITDA growth on a constant currency basis (expressed as a percentage) as the increase in current period adjusted EBITDA over prior period adjusted EBITDA, utilizing fixed exchange rates for translating foreign currency revenues and expenses for both periods; and free cash flow as cash provided by/(used in) operating activities adjusted for capital expenditures and content acquisition. These figures have not been calculated in accordance with GAAP, (“non-GAAP financial measures”) and should be considered in addition to results prepared in accordance with GAAP, and should not be considered as a substitute for, or superior to, GAAP results. We believe that adjusted EBITDA, adjusted net income, revenue growth on a constant currency basis, adjusted EBITDA margin, adjusted EBITDA growth on a constant currency basis are useful to investors to provide them with disclosures of our operating results on the same basis as that used by management. Additionally, we believe that adjusted EBITDA and adjusted net income provide useful information to investors about the performance of the Company’s overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to our underlying operating performance, and, we believe that revenue growth and adjusted EBITDA growth on a constant currency basis provide useful information to investors by eliminating the effect of foreign currency fluctuations that are not directly attributable to Shutterstock’s business. Additionally, we believe that providing these non-GAAP financial measures enhances the comparability for investors in assessing our financial reporting. We believe that free cash flow is useful for investors because it provides them with an important perspective on the cash available for strategic measures, after making necessary capital investments in property and equipment to support the Company’s ongoing business operations, and provides them with the same measures that we use as the basis for making resource allocation decisions. We also use the non-GAAP financial measures adjusted EBITDA, adjusted net income, revenue growth on a constant currency basis, adjusted EBITDA margin, adjusted EBITDA growth on a constant currency basis and free cash flow, in conjunction with GAAP financial measures, as an integral part of managing the business and to: (i) monitor and evaluate the performance of Shutterstock’s business operations, financial performance and overall liquidity; (ii) facilitate management’s internal comparisons of the historical operating performance of its business operations; (iii) facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of Shutterstock’s management team and, together with other operational objectives, as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. Please refer to the reconciliation of the differences between adjusted EBITDA, adjusted net income, and free cash flow, and the most comparable financial measure calculated and presented in accordance with GAAP, presented under the heading “Reconciliation of Non-GAAP Financial Information to GAAP” immediately following the Consolidated Balance Sheets in today’s earnings release, which is available in the Investor Relations section of our website. We do not provide a reconciliation of adjusted EBITDA guidance to net income guidance, as the impact of net non-operating foreign currency exchange gains or losses which are excluded from adjusted EBITDA is inherently uncertain and difficult to estimate and is unavailable without unreasonable efforts. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Non-GAAP Financial Measures

4 Compared to FY'16: • Revenue increased 12.7% to $557.1 million primarily driven by growth in new customers across our enterprise and e-commerce channels and an increase in paid download activity • Revenue increased 12.6% on a constant currency basis • Income from Operations decreased 42% to $26.3 million, driven by higher depreciation and amortization expense and personnel costs in the year • Net income decreased 49% to $16.7 million • Adjusted net income during the quarter decreased 26% to $40.8 million • Adjusted EBITDA decreased 8% to $88.0 million • Generated $50.0 million of free cash flow during the year • Provision for income taxes includes a $4.5 million charge related to the Tax Cuts and Jobs Act FY'17 Financial Highlights

5 Compared to Q4'16: • Revenue increased 16.6% to $151.8 million primarily driven by growth in new customers across our enterprise and e-commerce channels and an increase in paid download activity • Revenue increased 13.9% on a constant currency basis • Income from Operations decreased 46% to $7.2 million, driven by higher depreciation and amortization expense and personnel costs in the period • Net income decreased 79% to $2.1 million • Adjusted net income during the quarter decreased 30% to $10.6 million • Adjusted EBITDA decreased 10% to $23.3 million • Generated $18.7 million of free cash flow during the quarter • Provision for income taxes includes a $4.5 million charge related to the Tax Cuts and Jobs Act Q4'17 Financial Highlights

6 Q4'17 Operating Highlights Compared to Q4'16: • Paid downloads of 43.9 million up 4% • Image library expanded to 170.1 million images, up 46% • Video library expanded to 9.1 million video clips, up 47% • More than 350,000 contributors made their images, video clips & music tracks available • More than 1.8 million customers contributed to revenue over past 12 months, which was up 9.5% • Launched a number of enhancements to our websites and mobile apps, including improvements to our search and discovery tools that give users a greater degree of specificity when searching our content libraries

7 First Quarter 2018 Strategic Transactions During Q1 2018, the following strategic transactions were executed: • On January 4, 2018, the Company invested $15.0 million in convertible preferred shares issued by Zcool Network Technology Limited, the operator of an e-commerce content platform in China and the exclusive distributor of Shutterstock's creative content in China since 2014. • On February 15, 2018, Shutterstock entered into an agreement to sell certain assets constituting its digital asset management business, known as Webdam, for an aggregate purchase price of $49.1 million, payable in cash, net of any adjustments.

8 Consolidated Annual Financial Results ($ in millions) Year Ended December 31, 2017 2016% Δ Total Revenues $ 557.1 $ 494.3 13 % Total Expenses 540.4 461.7 17 % Net Income 16.7 32.6 (49)% Plus: Depreciation & Amortization 35.5 19.9 78 % Plus: Equity-Based Compensation 25.0 28.1 (11)% Plus: Other Adjustments (2.5) 2.9 NM Plus: Provision for Income Taxes 13.4 11.9 13 % Adjusted EBITDA $ 88.0 $ 95.5 (8)% Adjusted EBITDA Margin 15.8% 19.3 % Note: Totals may not sum exactly due to rounding.

9 Consolidated Quarterly Financial Results ($ in millions) Three Months Ended December 31, 2017 2016% Δ Total Revenues $ 151.8 $ 130.2 17 % Total Expenses 149.7 120.3 24 % Net Income 2.1 9.9 (79)% Plus: Depreciation & Amortization 10.5 5.8 81 % Plus: Equity-Based Compensation 4.8 7.0 (31)% Plus: Other Adjustments (0.9) 1.2 NM Plus: Provision for Income Taxes 6.8 2.2 209 % Adjusted EBITDA $ 23.3 $ 25.9 (10)% Adjusted EBITDA Margin 15.3% 19.9 % Note: Totals may not sum exactly due to rounding.

10 Revenue Detail 2016 2017 Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Revenue by Sales Channel: E-commerce $ 79.9 $ 83.5 $ 80.8 $ 84.2 $ 328.4 $ 83.8 $ 85.9 $ 85.9 $ 92.4 $ 348.0 Enterprise 33.4 37.1 38.2 41.3 150.0 41.9 42.9 49.3 51.9 186.0 Other 3.4 3.8 4.1 4.7 16.0 4.6 5.1 5.8 7.5 23.1 Total Revenues $ 116.7 $ 124.4 $ 123.1 $ 130.2 $ 494.3 $ 130.2 $ 134.0 $ 141.1 $ 151.8 $ 557.1 Revenue by Reportable Segment: Content Segment Revenue $ 114.4 $ 121.9 $ 120.2 $ 126.8 $ 483.3 $ 126.8 $ 130.3 $ 136.9 $ 147.2 $ 541.1 Other Segment Revenue(1) 2.3 2.5 2.9 3.3 11.0 3.5 3.7 4.2 4.7 16.0 Total Revenues $ 116.7 $ 124.4 $ 123.1 $ 130.2 $ 494.3 $ 130.2 $ 134.0 $ 141.1 $ 151.8 $ 557.1 ($ in millions) Note: Totals may not sum exactly due to rounding. (1) Other segment revenue represents revenue from our digital asset management business, Webdam, for all periods presented.

11 Free Cash Flow ($ in millions) Three Months Ended December 31, Year Ended December 31, 2017 2016 2017 2016 Net Cash From Operations $ 36.5 $ 24.5 $ 108.0 $ 100.7 Less: Capital Expenditures (17.4) (13.2) (55.1) (40.0) Less: Content Acquisitions (0.4) (1.8) (3.0) (8.0) Free Cash Flow $ 18.7 $ 9.5 $ 50.0 $ 52.7 Note: Totals may not sum exactly due to rounding.

12 Adjusted Net Income (in millions, except per share data) Three Months Ended December 31, Year Ended December 31, 2017 2016 2017 2016 Net Income $ 2.1 $ 9.9 $ 16.7 $ 32.6 Add: Non-Cash Equity-Based Comp 4.8 7.0 25.0 28.1 Add: Acquisition-Related Amortization 0.8 1.0 4.8 4.3 Add: Acquisition-related long-term incentives and contingent consideration 0.7 0.3 1.3 2.9 Less: Tax Effect of Adjustments (2.4) (3.0) (11.4) (12.7) Add: One-time effect of the Tax Cuts and Jobs Act 4.5 — 4.5 — Adjusted Net Income $ 10.6 $ 15.1 $ 40.8 $ 55.2 Diluted Shares Outstanding 35.1 35.9 35.3 35.9 Adjusted Net Income / Diluted Share $ 0.30 $ 0.42 $ 1.16 $ 1.54 Note: Totals may not sum exactly due to rounding.

13 2018 Guidance 2018 Guidance YOY Growth vs. 2017 Revenue $625 - $635 million 15.5% - 17.4% Adjusted EBITDA $105 - $110 million 19.3% - 25.0% Income from Operations $30 - $35 million Non-Cash Equity Based Comp. $28 million Capital Expenditures $48 million Effective Tax Rate Mid 20’s% The Company’s current expectations for the full year 2018, excluding the contribution of Webdam, are as follows:

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